Exhibit 99.1

Aethlon Medical & North Immunology Announce Merger to

Advance Novel IL-13 x IL-18 Bispecific Antibody for Atopic Dermatitis

North Immunology’s lead program, NOR-101, is a half-life extended anti-IL-13 x IL-18 bispecific antibody designed to inhibit both type 2 and non-type 2 inflammation, with the potential to deliver a best-in-disease treatment for patients with atopic dermatitis

Oversubscribed $180 million private placement is expected to fund the combined company’s operations into the second half of 2028

Phase 1a study of NOR-101 is expected to begin in the first quarter of 2027, with interim pharmacokinetic and safety data expected by mid-2027 and Phase 1b and Phase 2b topline data expected in 2028

San Diego, California, and Austin, Texas, September 17, 2026 — Aethlon Medical, Inc. (Nasdaq: AEMD) (“Aethlon” or the “Company”) today announced that it has entered into a definitive merger agreement (the “Agreement”) for an all-stock transaction with North Immunology, Inc. (“North Immunology”), Nighthawk Merger Sub Corp., a wholly owned subsidiary of Aethlon, and Nighthawk Second Merger Sub, LLC, a wholly owned subsidiary of Aethlon. North Immunology is a privately held biotechnology company developing bispecific antibodies that target orthogonal inflammatory pathways in immune and inflammatory diseases (“I&I”), with the goal of delivering therapies that have the potential to offer best-in-disease efficacy, safety, and patient convenience.

The merger and concurrent private placement, which is expected to provide approximately $180 million in gross proceeds, are expected to position the combined company to advance the development of NOR-101, a potentially best-in-class half-life extended IL-13 x IL-18 bispecific antibody that is being developed for atopic dermatitis (“AD”) and other immune-mediated diseases. Upon consummation of the transaction contemplated by the Agreement, the combined entity will operate as North Immunology, Inc. and trade on the Nasdaq Capital Market under a new ticker symbol NRTX.

The oversubscribed financing was supported by a syndicate of leading healthcare-focused institutional investors, including Bain Capital Life Sciences, Janus Henderson Investors, Deep Track Capital, Longitude Capital, Soleus Capital, Invus, Sirenia Capital Management LP, funds managed by Farallon Capital Management, Adage Capital Partners LP, and TCGX. The private placement is expected to provide North Immunology with approximately $180 million in gross proceeds (inclusive of the conversion of approximately $34 million of North Immunology’s outstanding convertible promissory notes, together with any accrued interest, premiums and fees thereon, issued on or around the date hereof) and is expected to fully fund its operations into the second half of 2028.

“Monoclonal antibodies targeting type 2 inflammation have transformed the treatment of AD, yet the vast majority of patients still live with substantial disease burden” said Mohit Gupta, Co-Founder and CSO of North Immunology. “By simultaneously targeting type 2 and non-type 2 inflammatory pathways that drive AD, we believe NOR-101 has the potential to deliver a best-in-disease therapeutic profile.”

North Immunology’s Phase 1a study of NOR-101 is expected to begin in Q1 2027, with interim PK and safety data expected by mid-2027. North Immunology intends to rapidly initiate Phase 1b and Phase 2b studies for NOR-101 in atopic dermatitis in 2027 and deliver topline data for both studies in 2028.

“This merger and significant financing is expected to provide the capital and public-company platform needed to advance NOR-101 into clinical development,” said Jonathan Barr, CEO of North Immunology. “We are encouraged by NOR-101's preclinical profile, including the promising bioavailability and approximately 42-day half-life observed in our non-human primate PK study. We look forward to executing on our clinical development plan, with multiple data readouts expected through 2028.”

“We believe Aethlon stockholders will have a compelling opportunity to participate in the development of North Immunology’s pipeline through their ownership interest in the combined company, while also retaining the potential to realize value from Aethlon’s legacy assets through the contingent value rights,” said James Frakes, Chief Executive Officer of Aethlon.

North Immunology was founded and incubated by ADAR1 Capital Management. “I am proud of the rapid progress our team has made in advancing NOR-101 since we founded the Company,” said Daniel Schneeberger, co-founder and board member of North Immunology and managing partner of ADAR1 Capital. “We look forward to dosing our first clinical trial participant and building on this momentum as North enters its next stage of growth.”

1

About the Proposed Transaction

Under the terms of the merger agreement, as of the closing of the proposed merger, the pre-merger Aethlon stockholders are expected to own approximately 4.75% of the combined company, and the pre-merger North Immunology stockholders (inclusive of those investors participating in the Private Placement) are expected to own approximately 95.25% of the combined company, which is expected to have a pro forma equity value of approximately $346.5 million (inclusive of the Private Placement). The percentage of the combined company that Aethlon’s stockholders will own as of the closing of the proposed merger is subject to reduction to the extent Aethlon’s net cash at closing is less than $0, as further described in the Agreement.

In addition, Aethlon stockholders as of immediately prior to the closing (the “Holders”) will be entitled to receive additional financial consideration through a contingent value right (a “CVR”) for each share of Aethlon common stock and preferred stock held, entitling the Holders to net proceeds (if any) received following the closing from a sale, license, transfer, divestiture or other monetization transaction with respect to Aethlon’s legacy Hemopurifier® business (a “Parent Legacy Transaction”), the terms of which will be described in the Agreement and/or the Form 8-K to be filed in connection with the proposed transaction.

The transaction has received approval by the Board of Directors of both companies and is expected to close in the first quarter of 2027, subject to certain closing conditions, including, among others, approval by the stockholders of each company, the effectiveness of a registration statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) to register the securities to be issued in connection with the proposed merger, Nasdaq’s approval of the initial listing application to be submitted in connection with the proposed merger, and the satisfaction of other customary closing conditions.

The combined company plans to operate under the name North Immunology, Inc. and will be led by North Immunology’s existing management team. North Immunology’s existing Board of Directors, chaired by Daniel Schneeberger, M.D., MBA, co-founder of North Immunology and managing partner of ADAR1 Capital Management, will become directors of the combined company, alongside a number of new independent directors.

Maxim Group LLC is serving as financial advisor and Procopio, Cory, Hargreaves & Savitch LLP is serving as legal counsel to Aethlon. Wedbush Securities Inc. is serving as exclusive strategic financial advisor and Gibson, Dunn & Crutcher LLP is serving as legal counsel to North Immunology. Jefferies, Leerink Partners, BofA Securities and UBS Investment Bank are serving as the placement agents to North Immunology. Cooley LLP is serving as legal counsel to the placement agents.

About Aethlon Medical

Aethlon Medical, Inc. (Nasdaq: AEMD) is a medical therapeutic company focused on developing the Hemopurifier®, a clinical-stage immunotherapeutic device designed for the depletion of cancer-promoting exosomes and life-threatening viruses from the circulatory system, and for use in organ transplantation. Aethlon is headquartered in San Diego, California.

About North Immunology

North Immunology is a privately held biotechnology company developing bispecific antibodies that target orthogonal inflammatory pathways in immune and inflammatory diseases (“I&I”) with the goal of delivering therapies that have the potential to offer best-in-disease efficacy, safety, and patient convenience. North Immunology’s lead program, NOR-101, is a half-life extended anti-IL-13 x IL-18 bispecific antibody designed to inhibit both the type 2 and non-type 2 inflammation that drives atopic dermatitis. For more information, visit: www.northimmunology.com.

2

Forward-Looking Statements

Certain statements in this press release, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements relating to Aethlon’s and North Immunology’s expectations, hopes, beliefs, intentions or strategies regarding the proposed merger, the Private Placement, and the combined company’s future, pipeline and business including, without limitation, statements regarding the expected timing and completion of the proposed merger and the Private Placement, the anticipated ownership structure of the combined company, the expected benefits, opportunities and market potential of the proposed transaction, the combined company’s expected cash position and cash runway, the target profile, anticipated benefits, mechanism, dosing and development plans for NOR-101 and North Immunology’s other product candidates, the timing and design of preclinical studies and clinical trials and the expected timing of data, market size and opportunity, and the combined company’s ability to achieve the expected benefits or opportunities with respect to its product candidates, including whether NOR-101 will achieve clinical proof of concept, demonstrate improved efficacy relative to type 2-directed therapies, achieve extended maintenance dosing intervals, reduce the incidence of conjunctivitis, or achieve regulatory approval, and statements made herein with respect to the contingent value rights entitling the Holders to proceeds (if any) from a Parent Legacy Transaction received post-closing. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the combined company will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Aethlon’s, North Immunology’s or the combined company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to: the risk that the proposed merger and the Private Placement may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to closing, including obtaining the requisite approvals of the stockholders of each company, the effectiveness of the registration statement to be filed with the SEC in connection with the proposed merger, approval of the Nasdaq initial listing application, and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; the risk that the Private Placement may not close or may not result in the anticipated gross proceeds; the amount of Aethlon’s net cash at closing and the resulting adjustment to the exchange ratio; the risk that a Parent Legacy Transaction may not be completed and that no payment may become due in respect of the CVRs; the outcome of preclinical studies and clinical trials; regulatory processes and the possibility that the target profile for NOR-101 is not achieved; the fact that NOR-101 is investigational and that comparisons to other agents are not based on head-to-head studies; the combined company’s ability to successfully develop and commercialize its product candidates; competition in the atopic dermatitis market; the combined company’s reliance on third parties; protection of intellectual property, including the combined company’s ability to obtain and maintain rights to the intellectual property underlying NOR-101; and the combined company’s need for substantial additional funding. Should one or more of these risks or uncertainties materialize, or should any of Aethlon’s, North Immunology’s or the combined company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth therein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and in Aethlon’s filings with the SEC. Aethlon, North Immunology and the combined company do not undertake or accept any duty to make any updates or revisions to any forward-looking statements, except as required by law.

Important Information About Investigational Product Candidates

This press release concerns drug candidates that are under preclinical and clinical investigation, and which have not yet been approved by the U.S. Food and Drug Administration. These are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. No clinical studies of NOR-101 have been conducted, and results from clinical trials of other agents are not indicative of results that may be demonstrated in clinical studies of NOR-101. Comparisons to approved products and to other investigational product candidates are based on separate studies with different designs, endpoints, timepoints and patient populations; no head-to-head studies have been conducted, and such comparisons are for illustrative purposes only.

3

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any proxy, vote, consent or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The securities to be sold in the Private Placement are being offered in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Transaction Will Be Filed with the SEC

In connection with the proposed merger, Aethlon intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus relating to the proposed transaction. This press release is not a substitute for the registration statement, proxy statement/prospectus or any other document that Aethlon may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF AETHLON AND NORTH IMMUNOLOGY ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AETHLON, NORTH IMMUNOLOGY, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and other documents filed by Aethlon with the SEC through the website maintained by the SEC at www.sec.gov and on the Investors section of Aethlon’s website.

Participants in the Solicitation

Aethlon, North Immunology and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Aethlon’s stockholders in connection with the proposed transaction. Information about Aethlon’s directors and executive officers, including a description of their interests in Aethlon, is included in Aethlon’s most recent definitive proxy statement, as filed with the SEC on September 1, 2026, and in Aethlon’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026. To the extent that holdings of Aethlon securities by Aethlon’s directors and executive officers have changed since the amounts set forth in Aethlon’s most recent definitive proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the registration statement and proxy statement/prospectus when filed with the SEC.

Investor Contact

Susan Noonan

S.A. Noonan Communications, LLC

susan@sanoonan.com

4